Exhibit 10.1
FIFTH AMENDMENT
This Fifth Amendment, effective as of the date set forth above the signatures of the parties below (“Amendment Effective Date”), amends the Exclusive Patent License Agreement effective November 25, 2008, as amended by a First Amendment dated January 12, 2010, a Second Amendment dated August 29, 2013, a Third Amendment dated November 18, 2016, and a Fourth Amendment dated December 13, 2019 (the “License Agreement”) between the Massachusetts Institute of Technology, a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139 (“MIT”), and Selecta Biosciences, Inc., a Delaware corporation, with a principal place of business at 65 Grove Street, Watertown, MA 02472 (“COMPANY”).
WHEREAS, COMPANY has requested that the diligence provisions of the License Agreement be amended to account for ongoing development of LICENSED PRODUCTS.
NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereby agree as follows:

1.    Section 3.1, Diligence Requirements, of the License Agreement is hereby amended to delete Sections 3.1(j) and 3.1(k) in their entirety and replace them with the following Section 3.1(j):

(j)    COMPANY or an AFFILIATE or SUBLICENSEE shall achieve either: (i) the diligence milestones set forth in Table A for a LICENSED PRODUCT that is in clinical development as of the Amendment Effective Date; or (ii) the diligence milestones set forth in Table B for a LICENSED PRODUCT that is in preclinical development as of the Amendment Effective Date.

TABLE A
Diligence Milestone		Due Date
A.1	[***] for a LICENSED PRODUCT	[***]
A.2	[***] for a LICENSED PRODUCT	[***]
A.3	[***] of a LICENSED PRODUCT and/or [***] of a LICENSED PROCESS	[***]

TABLE B
Diligence Milestone		Due Date
B.1	[***] for a LICENSED PRODUCT	[***]
B.2	[***] of a LICENSED PRODUCT	[***]
B.3	[***] for a LICENSED PRODUCT	[***]

2.    COMPANY shall have no further obligations under Section 3.1(h) or 3.1(i). In addition, the existing section identified in the License Agreement prior to amendment as Section 3.1(l) shall be renumbered as Section 3.1(k).

3.    Section 4.1(d), Milestone Payments, of the License Agreement is hereby amended to delete Section 4.1(d)(i) in its entirety and replace it with the following:

(i)    COMPANY shall pay to M.I.T. the following amounts upon the first achievement of the following milestones, whether by COMPANY or any of its AFFILIATES or SUBLICENSEES:

TABLE A
Milestone Event	Payment
[***] in accordance with Section 3.1(j) Table A.1	[***]
[***] in accordance with Section 3.1(j) Table A.3	[***]

TABLE B
Milestone Event	Payment
[***] in accordance with Section 3.1(j) Table B.1	[***]
[***] in accordance with Section 3.1(j) Table B.2	[***]
[***] in accordance with Section 3.1(j) Table B.3	[***]

COMPANY shall make such non-refundable, non-creditable milestone payments within [***] days after achievement of each of the milestones. Notwithstanding the foregoing: (i) any milestone payments made to MIT with respect to the milestone events set forth in TABLE A above may be credited against any milestone payments subsequently due under TABLE B and vice versa; and (ii) if all of the milestone events set forth in TABLE A above are achieved prior to the milestone events in TABLE B, then the milestone payments set forth in TABLE B shall no longer be due, and vice versa; such that the maximum payments payable under this Section 4.1(d)(i) shall be [***].

4.    The parties acknowledge and agree prior to the Amendment Effective Date that COMPANY paid M.I.T [***] for milestone events that are deleted from Section 4.1(d)(i) by this Fifth Amendment and that such payments are non-refundable and non-creditable.

5.    The License Agreement, as amended hereby, is hereby ratified and confirmed in all respects, and except as expressly amended by this Fifth Amendment, all terms and conditions of the License Agreement shall continue in full force and effect. All capitalized terms used herein shall have the meanings ascribed to such terms in the License Agreement. The License Agreement shall, together with this Fifth Amendment, be read and construed as a single instrument.

{Signature page follows}

IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be executed under seal by their duly authorized representatives.
The Effective Date of this Fifth Amendment is May 15, 2020.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		SELECTA BIOSCIENCES, INC.

By:	/s/ Lesley Millar-Nicholson	By:	/s/ Carsten Brunn
Name:	Lesley Millar-Nicholson	Name:	Carsten Brunn
Title:	Director, TLO	Title:	President and CEO

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